SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                          -----------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  May 7, 2014

                    PATRIOT TRANSPORTATION HOLDING, INC.

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          (Exact name of registrant as specified in its charter)


	   FLORIDA		0-17554		59-2924957
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	   (State or other	(Commission	(I.R.S. Employer
	   Jurisdiction		File Number)	Identification No.)
	   of incorporation


200 W. Forsyth Street
7th Floor
Jacksonville, Florida					32202
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(Address of principal executive offices)		(Zip Code)


Registrant's telephone number, including area code:  (904) 396-5733

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(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CRF 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                         CURRENT REPORT ON FORM 8-K

                    PATRIOT TRANSPORTATION HOLDING, INC.

                                MAY 7, 2014


ITEM 8.01. OTHER EVENTS

        On May 7, 2014, the Company issued a press release announcing that it intends to separate its transportation business from its real estate businesses. The separation will result in two independent, publicly traded companies. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits.

        99.2 Press Release dated May 7, 2014, announcing plan to separate real estate and transportation businesses.




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                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


				PATRIOT TRANSPORTATION HOLDING, INC.


Date:  MAY 7, 2014		By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Vice President, and Chief Financial Officer




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                               EXHIBIT INDEX


Exhibit No.

99.2 Press Release dated May 7, 2014, issued by Patriot Transportation Holding, Inc., announcing plan to separate real estate and transportation businesses


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